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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.




                Date of Report (Date of Earliest Event Reported):

                                January 15, 2004




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




New York                               0-19357                   16-0838627
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(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)




200 Holleder Parkway, Rochester, New York                             14615
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(Address of Principal Executive Offices)                            (Zip Code)




Registrant's telephone number, including area code            (585) 647-6400
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.                Description
-----------                -----------

99.1                       Press Release
                           dated January 15, 2004

Item 12.  Results of Opreation and Financial Condition
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On January 15, 2004, the Registrant issued a press release announcing its operating results for the third quarter ended December 27, 2003. A copy of the press release is furnished herewith.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MONRO MUFFLER BRAKE, INC.
                                                  (Registrant)






January 22, 2004                            By:  /s/ John W. Van Heel
                                                 -----------------------------
                                                     John W. Van Heel
                                                     Vice President-Finance